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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 15, 1997


                      First Union National Bank of Georgia
    ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust
    ----------------------------------------------------------------------


          United States                    33-98546               58-1051808
   ----------------------------    ------------------------     --------------
 (State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
 Incorporation)                                                 Identification
                                                                Number)


              999 Peachtree Street
                Atlanta, Georgia                                   30309
     -------------------------------------                      ----------
    (Address of Principal Executive Office)                     (Zip Code)







       Registrant's telephone number, including area code (404) 827-7350


                                         N/A
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of December 1996 was delivered to Certificateholders on January 15, 1997. The First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the period of December 1996 was delivered to Certificateholders on January 21, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.


         Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the January 15, 1997 Distribution Date.

         Exhibit 20.2 First Union Master Credit Card Trust, Series 1996-2 Certificateholders' Statement for the January 21, 1997 Distribution Date.



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                 FIRST UNION NATIONAL BANK
                                                   OF GEORGIA



                                                 By: /s/ James H. Gilbraith II
                                                    ----------------------------
                                                    Name: James H. Gilbraith II
                                                    Title: Vice President and
                                                          Managing Director





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                                 EXHIBIT INDEX


Exhibit                           Description                                    Page
-------                           -----------                                    ----
Exhibit 20.1              First Union Master Credit Card Trust,
                          Series 1996-1 Certificateholders' Statement
                          for the January 15, 1997 Distribution Date.               5

Exhibit 20.2              First Union Master Credit Card Trust, Series
                          1996-2 Certificateholders' Statement
                          for the January 21, 1997 Distribution Date.              14





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